    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 11, 2000
                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             GADZOOX NETWORKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                                           77-0308899
             (STATE OF INCORPORATION)                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                              5850 HELLYER AVENUE
                           SAN JOSE, CALIFORNIA 95138
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                      AMENDED AND RESTATED 1993 STOCK PLAN
                       1999 EMPLOYEE STOCK PURCHASE PLAN
                           1999 DIRECTOR OPTION PLAN
                           (FULL TITLE OF THE PLANS)
                            ------------------------

                                  BILL SICKLER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             GADZOOX NETWORKS, INC.
                              5850 HELLYER AVENUE
                           SAN JOSE, CALIFORNIA 95138
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (408) 360-4950
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                    COPY TO:
                            BRUCE M. MCNAMARA, ESQ.
                            EDWARD F. VERMEER, ESQ.
                       WILSON SONSINI GOODRICH & ROSATI,
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                          PALO ALTO, CALIFORNIA 94304
                           TELEPHONE: (650) 493-9300
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

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                                            AMOUNT             PROPOSED MAXIMUM        PROPOSED MAXIMUM
      TITLE OF SECURITIES TO                TO BE               OFFERING PRICE        AGGREGATE OFFERING          AMOUNT OF
          BE REGISTERED                 REGISTERED(1)            PER SHARE(2)              PRICE(2)          REGISTRATION FEE(3)
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.005 par value per
  share, to be issued under the:
  Amended and Restated 1993 Stock
    Plan..........................        4,220,587                 $5.11                $21,567,199              $5,693.74
----------------------------------------------------------------------------------------------------------------------------------
  Amended and Restated 1993 Stock
    Plan..........................         585,049                 $44.5625              $26,071,246              $6,882.81
----------------------------------------------------------------------------------------------------------------------------------
  1999 Employee Stock Purchase
    Plan..........................         150,000                 $44.5625               $6,684,375              $1,764.68
----------------------------------------------------------------------------------------------------------------------------------
  1999 Director Option Plan.......          50,000                 $44.5625               $2,228,125               $588.22
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         TOTAL:...................        5,005,636                                                               $14,929.45
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

(1) Amount of securities to be registered computed in accordance with Rule 457(h) of the Securities Act of 1933, as amended, as the maximum number of the Registrant's Common Stock issuable under the plans covered by this registration statement.

(2) Estimated in accordance with Rule 457(c) of the Securities Act solely for the purpose of calculating the registration fee based on the average of the high and low prices per share of the Common Stock as reported on the Nasdaq National Market on January 6, 2000. The registration fee for the shares of Common Stock to be issued pursuant to outstanding options under the Amended and Restated 1993 Stock Plan, an employee stock option plan, was calculated in accordance with Rule 457(h) of the Securities Act upon the basis of the weighted average price of $5.11 at which the options may be exercised.

(3) Amount of registration fee was calculated pursuant to Section 6(b) of the Securities Act which provides that the fee shall be $264 per $1,000,000 of the proposed maximum aggregate offering price of the securities proposed to be registered.
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

                                    PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents and information heretofore filed by Gadzoox Networks, Inc. ("Registrant") with the Securities and Exchange Commission are hereby incorporated by reference in this Registration Statement:

          1. The Registrant's Prospectus filed July 20, 1999 pursuant to Rule 424(b)(1) of the Securities Act of 1933, as amended (the "Securities Act") relating to the Registrant's initial public offering of its Common Stock.

          2. The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-A dated June 29, 1999, filed pursuant to
     Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

          3. The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1999 filed pursuant to the Exchange Act.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     As of the date of this prospectus, WS Investment Company 95B an investment partnership composed of certain current and former members of and persons associated with Wilson Sonsini Goodrich & Rosati, Professional Corporation, in addition to certain current individual members of Wilson Sonsini Goodrich & Rosati, Professional Corporation, beneficially own an aggregate of 39,138 shares of the Registrant's common stock.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

     Article Eighth of the Registrant's restated certificate of incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware law.

     Article VI of the Registrant's bylaws provides for the indemnification of officers, directors and third parties acting on behalf of the Registrant if such person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, the indemnified party had no reason to believe his or her conduct was unlawful.

     In addition to indemnification provided for in the Registrant's certificate of incorporation and bylaws, the Registrant has entered into indemnification agreements with its directors, executive officers and controller. The Registrant intends to enter into indemnification agreements with any new directors and executive officers in the future.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8. EXHIBITS.

    EXHIBIT
    NUMBER                            DESCRIPTION
    -------                           -----------
      4.1     Amended and Restated 1993 Stock Plan and form of agreement thereunder.
      4.2     1999 Employee Stock Purchase Plan and form of agreements
              thereunder.
      4.3     1999 Director Option Plan and form of agreement thereunder.
      5.1     Opinion of Wilson Sonsini Goodrich & Rosati, Professional
              Corporation, counsel to the Registrant.
     23.1     Consent of Arthur Andersen LLP, Independent Public
              Accountants.
     23.2     Consent of Wilson Sonsini Goodrich & Rosati, Professional
              Corporation, counsel to the Registrant (contained in Exhibit
              5.1).
     24.1     Power of Attorney (see page II-3).

ITEM 9. UNDERTAKINGS.

     A. The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of San Jose, State of California, on January 11, 2000.

                                          GADZOOX NETWORKS, INC.

                                          By: /s/ CHRISTINE E. MUNSON
                                            ------------------------------------
                                            Christine E. Munson,
                                            Chief Financial Officer,
                                            Vice President of Administration

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bill Sickler and Christine E. Munson, and each of them acting individually, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution, to sign and execute on behalf of the undersigned any and all amendments (including post-effective amendments) to this Registration Statement, any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as the undersigned might or could do in person, and each of the undersigned does hereby ratify and confirm all that such attorneys-in-fact and agents or any of them, or any substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                     SIGNATURE                                     TITLE                     DATE
                     ---------                                     -----                     ----
                 /s/ BILL SICKLER                      President, Chief Executive      January 11, 2000
---------------------------------------------------    Officer and Director
                   Bill Sickler                        (Principal Executive Officer)

              /s/ CHRISTINE E. MUNSON                  Chief Financial Officer, Vice   January 11, 2000
---------------------------------------------------    President of Administration
                Christine E. Munson                    (Principal Financial and
                                                       Accounting Officer)


               /s/ DR. MILTON CHANG                    Director                        January 11, 2000
---------------------------------------------------
                 Dr. Milton Chang

               /s/ DR. DENNY R.S. KO                   Director                        January 11, 2000
---------------------------------------------------
                 Dr. Denny R.S. Ko

                 /s/ PETER MORRIS                      Director                        January 11, 2000
---------------------------------------------------
                   Peter Morris

               /s/ STEPHEN J. LUZCO                    Director                        January 11, 2000
---------------------------------------------------
                 Stephen J. Luzco

                /s/ ROBERT KUHLING                     Director                        January 11, 2000
---------------------------------------------------
                  Robert Kuhling

                               INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                            DESCRIPTION
  -------                           -----------
     4.1    Amended and Restated 1993 Stock Plan and form of agreement thereunder.
     4.2    1999 Employee Stock Purchase Plan and form of agreements
            thereunder.
     4.3    1999 Director Option Plan and form of agreement thereunder.
     5.1    Opinion of Wilson Sonsini Goodrich & Rosati, Professional
            Corporation, counsel to the Registrant.
    23.1    Consent of Arthur Andersen LLP, Independent Public
            Accountants.
    23.2    Consent of Wilson Sonsini Goodrich & Rosati, Professional
            Corporation, counsel to the Registrant (contained in Exhibit
            5.1).
    24.1    Power of Attorney (see page II-3).